SECURITIES AND EXCHANGE COMMISSION
                    Washington, DC  20547



                          FORM 8-K

                       CURRENT REPORT

             Pursuant to Section 13 or 15(d) of
             the Securities Exchange Act of 1934



 Date of Report (date of earliest event reported):  December
                          18, 1997



              SERVICEMASTER LIMITED PARTNERSHIP
 (Exact name of registrant as specified in its certificate)

               Commission File Number:  1-9378




 Delaware                  One ServiceMaster Way              36-3497008
                             Downers Grove, IL 60515

(State or other jurisdiction      (Address of                 (I.R.S. Employer
of incorporation or organization) principal executive office)Identification No.)







Registrant's telephone number, including area code: (630)  271-1300



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Item 5.        Other Events

Information in Connection with the Reincorporation of the Registrant

In furtherance of the plan previously announced by the Registrant to convert the parent entity in the ServiceMaster enterprise from partnership form to corporate form at the end of 1997, (i) The ServiceMaster Company, the entity which will succeed the Registrant as such parent entity, has adopted and filed with the Delaware Secretary of State an Amended and Restated Certificate of Incorporation and has adopted Bylaws, a Shareholder Rights Plan and an Agreement of Merger and Reorganization as amended and restated as of October 3, 1997; and (ii) the Registrant has filed with the Secretary of State of Delaware a Certificate of Merger under which a transactional subsidiary of The ServiceMaster Company will merge with and into the Registrant. This merger will convert the Registrant's limited partner shares to common stock of The ServiceMaster Company (the "Merger"). The Certificate of Merger provides that the Merger is to occur on December 26, 1997 at 11:59 P.M., Eastern Standard Time (the "Effective Time").

Upon the consummation of the Merger, at the Effective Time the holders of limited partner units of ServiceMaster Limited Partnership will become holders of the same number of shares of common stock of the Corporation by operation of law. Certificates for limited partner units of the partnership may be exchanged for certificates for shares of common stock of the Corporation, but the certificates for partnership units are deemed to represent the same number of corporate shares and there will be no requirement for any exchange of certificates.

The Board of Directors of The ServiceMaster Company has declared a first quarter cash dividend of $0.12 per share payable on January 30, 1998 to shareholders of record on January 16, 1998. The Company has also announced its 1998 cash dividend policy, which provides for an increase in total annual dividends to ServiceMaster shareholders to $0.49 per share. Anticipated payments for the second and third quarters are $0.12 per share and $0.13 per share for the fourth quarter.


Item 7.        Financial  Statements and Exhibits

               Financial Statements:

               None


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          Exhibits:

          1.   Amended  and  Restated   Certificate  of   Incorporation  of  The
               ServiceMaster Company as filed with the Secretary of State, State of Delaware, on November 6, 1997.

          2.   Bylaws of The  ServiceMaster  Company as adopted on  November  3,
               1997.

          3. Shareholder Rights Agreement between The ServiceMaster Company and the Harris Trust and Savings Bank as adopted on December 12, 1997.

          4. The ServiceMaster Company: Certificate of Designation, Preferences and Rights of Junior Participating Preferred Stock, Series A (Exhibit A to Shareholder Rights Agreement)

          5. Merger and Reorganization Agreement as amended and restated on October 3, 1997.



                         Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        SERVICEMASTER LIMITED PARTNERSHIP
                                  (Registrant)

                         By:  ServiceMaster Management Corporation
                                (general partner)

                            By: /s/ Vernon T. Squires
                              Sr. Vice President and General Counsel

Dated:  December  18, 1997

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